EXHIBIT 99.5
EXECUTION COPY

AMENDMENT NO. 1
to
CREDIT AGREEMENT (FIVE-YEAR FACILITY)

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (FIVE-YEAR FACILITY) (this “Amendment”), dated as of September 13, 2012, is entered into by and among:
(i)    Caterpillar Inc. (“Caterpillar”);
(ii)    Caterpillar Financial Services Corporation (“CFSC”);
(iii)    Caterpillar Finance Corporation (“CFC”);
(iv)    Caterpillar International Finance Limited (“CIF” and together with Caterpillar, CFSC and CFC, the “Borrowers”);
(v)    the Banks, Local Currency Banks and Japan Local Currency Banks party to the Existing Credit Agreement referenced below (collectively, the “Existing Banks”);
(vi)    The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Existing Credit Agreement;
(vii)    Citibank International PLC, as Local Currency Agent (the “Local Currency Agent”) under the Existing Credit Agreement;
(viii)    Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent and the Local Currency Agent, the “Agents”) under the Existing Credit Agreement; and
(ix)    each party hereto as a “New Bank” (as defined below).
PRELIMINARY STATEMENTS
The Borrowers, the Existing Banks and the Agents are parties to the Credit Agreement (Five-Year Facility) dated as of September 15, 2011 (the “Existing Credit Agreement”).
The Borrowers have requested that the Existing Credit Agreement be amended as hereinafter set forth.
The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement”.
The Departing Banks (as defined below), if any, wish to terminate their respective Commitments and Revolving Credit Commitments under the Existing Credit Agreement and cease to be “Banks” party to the Existing Credit Agreement on the date hereof.

The New Banks wish to become parties to the Amended Credit Agreement as “Banks” on the date hereof.
Accordingly, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
SECTION 1.  Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Existing Credit Agreement.
SECTION 2.  Departing Banks and New Banks.
2.1.    The Existing Banks, including, without limitation, the Departing Banks (as defined below), hereby agree that the Administrative Agent shall have full power and authority to allocate the Commitments and Revolving Credit Commitments of the Existing Banks as in effect immediately prior to the date hereof such that, immediately after giving effect to such allocations on the date hereof, each Existing Bank (other than the Departing Banks) and each New Bank (as defined below) shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto. The Existing Banks, including, without limitation, the Departing Banks, further agree to make all assignments and/or transfers, and hereby consent to any such assignments and transfers, which may be necessary (including, without limitation, assignments of funded obligations) to effect the allocations described in the preceding sentence.
2.2.    Without limiting the foregoing, upon the effectiveness of this Amendment, each Departing Bank's Commitments and Revolving Credit Commitments under the Existing Credit Agreement immediately prior to giving effect to this Amendment shall be terminated. No Departing Bank shall be a “Bank” party to the Amended Credit Agreement and the Departing Banks shall no longer have any rights or obligations under the Amended Credit Agreement (other than rights and obligations under those provisions of the Amended Credit Agreement that expressly survive termination thereof, which shall survive).
2.3.    Each New Bank hereby acknowledges and agrees that, by its execution of this Amendment, (i) such New Bank will be deemed to be a party to the Amended Credit Agreement as a “Bank”, (ii) such New Bank shall have all of the obligations of a “Bank” under the Amended Credit Agreement as if it had executed the same and (iii) such New Bank shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto. Each New Bank hereby agrees to be bound by all of the terms, provisions and conditions applicable to “Banks” contained in the Amended Credit Agreement.
2.4    For purposes of this Amendment:

(a)
“Departing Bank” means each Existing Bank that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such Existing Bank is a “Departing Bank”; and

(b)
“New Bank” means each financial institution that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such financial institution is a “New Bank”.

SECTION 3.  Amendments to the Existing Credit Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:
3.1.    The definition of “Other Credit Agreements” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“‘Other Credit Agreements’ means (a) that certain Credit Agreement (364-Day Facility), dated as of September 13, 2012, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank International plc, as Local Currency Agent, and Citibank, as agent for such banks, and (b) that certain Credit Agreement (4-Year Facility), dated as of September 16, 2010, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank International plc, as Local Currency Agent, and Citibank, as agent for such banks, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.”
3.2.    The definition of “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“'Termination Date” means, with respect to any Bank at any time, September 15, 2017.”
3.3.    The proviso to the first sentence Section 8.01(a) of the Existing Credit Agreement is hereby amended by inserting “the rate or amount of” immediately before the reference to “interest on” in clause (c) of such proviso.
3.4.    Section 5.01(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(e)    Use of Proceeds. Use all proceeds of Advances solely for general corporate purposes, including, but not limited to, repaying or prepaying Advances in accordance with the terms of this Agreement.”
3.5.    Section 8.02(a)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(ii)    if to CFSC, CIF or CFC
Caterpillar Financial Services Corporation
2120 West End Avenue
Nashville, Tennessee 37203-0001
Attention of: Treasurer
Telecopier No.: 615-341-8596

E-Mail Address: David.Kacynski@cat.com

with a copy to:

Caterpillar Financial Services Corporation
2120 West End Avenue
Nashville, Tennessee 37203-0001
Attention: Legal Department - Securities Group
Telecopier No.: 615-341-1083
E-Mail Address: Kendrick.Vaughn@cat.com”

3.6.    Section 9.01 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of such section:
“CFSC's obligations under this Article IX shall constitute a continuing guaranty of payment and performance and not merely of collection.”
3.7.    Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as Schedule I hereto.
3.8.    Schedule 4.01(h) to the Existing Credit Agreement is hereby amended and restated in its entirety as Schedule II hereto.
SECTION 4.  Reaffirmation of CFSC Guaranty. CFSC hereby reaffirms all of its obligations under Article IX of the Amended Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.
SECTION 5.  Condition Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent's receipt of the following:
5.1.    duly executed counterparts of this Amendment from each Borrower, the Agents, each Existing Bank and each New Bank;
5.2.    evidence reasonably satisfactory to the Administrative Agent that all principal, accrued interest, fees, expenses, costs and other amounts outstanding under the terms of the 364-Day Credit Agreement dated as of September 15, 2011 among the Borrowers and the other parties thereto, accrued to the date hereof, shall have been paid, and the commitments of the lenders thereunder to extend credit shall have terminated;
5.3.    certified copies of the resolutions of the Board of Directors of each Borrower evidencing corporate authority to execute and deliver this Amendment;
5.4.    an opinion letter of counsel for each of Caterpillar and CFSC, given upon their express instructions, substantially in the form of Exhibit A hereto; and

5.5.    an opinion letter of Sidley Austin LLP, counsel for the Administrative Agent, given upon the Administrative Agent's express instructions, substantially in the form of Exhibit B hereto.
SECTION 6.  Covenants, Representations and Warranties of the Borrowers.
6.1.    Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.
6.2.    Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor's rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.
SECTION 7.  Reference to and Effect on the Existing Credit Agreement.
7.1.    Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.
7.2.    Except as specifically amended above, the Existing Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
7.3.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 8.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.
SECTION 9.  Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.
SECTION 10.  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.
CATERPILLAR INC.
By     /s/ Edward J. Scott
Name: Edward J. Scott
Title: Treasurer
CATERPILLAR FINANCIAL
SERVICES CORPORATION
By     /s/ David A. Kacynski
Name: David A. Kacynski
Title: Treasurer
CATERPILLAR INTERNATIONAL FINANCE
LIMITED
By     /s/ David A. Kacynski
Name: David A. Kacynski
Title: Director
CATERPILLAR FINANCE CORPORATION
By     /s/ David A. Kacysnki
Name: David A. Kacynski
Title: Director

CITIBANK, N.A., as Administrative Agent
By     /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

CITIBANK INTERNATIONAL PLC, as Local
Currency Agent
By     /s/ Alasdair Watson
Name: Alasdair Watson
Title: Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Japan Local Currency Bank
By     /s/ Masanobu Nishikawa
Name: Masanobu Nishikawa
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Japan Local Currency Agent
By     /s/ Masanobu Nishikawa
Name: Masanobu Nishikawa
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

CITIBANK, N.A., as a Bank
By     /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Bank
By     /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

BANK OF AMERICA, N.A., as a Bank
By     /s/ Brian Lukehart
Name: Brian Lukehart
Title: Vice President

BARCLAYS BANK PLC, as a Bank
By     /s/ Michael Mozer
Name: Michael Mozer
Title: Vice President

SOCIÉTÉ GÉNÉRALE, as a Bank
By     /s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

THE ROYAL BANK OF SCOTLAND PLC, as a
Bank
By     /s/ James Welch
Name: James Welch
Title: Director

GOLDMAN SACHS BANK USA, as a Bank
By     /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Bank
By     /s/ Meredith Majesty
Name: Meredith Majesty
Title: Authorized Signatory
ROYAL BANK OF CANADA, acting through its
London Branch, as a Local Currency Bank
By     /s/ Michael Atherton
Name: Michael Atherton
Title: Managing Director, Corporate Banking.

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Bank
By     /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as a Bank
By     /s/ Bebi Yasin
Name: Bebi Yasin
Title: Authorized Signatory

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED, as a Bank
By     /s/ Robert Grillo
Name: Robert Grillo
Title: Director

BANCO BILBAO VIZCAYA ARGENTINA
S.A., NEW YORK BRANCH, as a Bank
By     /s/ Michael D'Anna
Name: Michael D'Anna
Title: Executive Director
By     /s/ Paul A. Rodríguez
Name: Paul A. Rodríguez
Title: Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Bank
By     /s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

INDUSTRIAL AND COMMERCIAL BANK OF
CHINA LIMITED, NEW YORK BRANCH
By     /s/ Mingqiang Bi
Name: Mingqiang Bi
Title: General Manager

LLOYDS TSB BANK plc, as a Bank
By     /s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President G011

By     /s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President M040

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, as a Bank
By     /s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

By     /s/ Michael Ravelo
Name: Michael Ravelo
Title: Vice President

ING BANK N.V., DUBLIN BRANCH
By     /s/ Maurice Kenny
Name: Maurice Kenny
Title: Director

By     /s/ Aidan Neill
Name: Aidan Neill
Title: Director

THE BANK OF NEW YORK MELLON, as a Bank
By     /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

U.S. BANK NATIONAL ASSOCIATION, as a
Bank
By     /s/ James N. DeVries
Name: James N. DeVries
Title: Senior Vice President

BNP PARIBAS, as a Bank
By     /s/ Nader Tannous
Name: Nader Tannous
Title: Director

By     /s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Vice President

KBC BANK N.V., NEW YORK BRANCH, as a
Bank
By     /s/ Katherine S. McCarthy
Name: Katherine S. McCarthy
Title: Director

By     /s/ Susan M. Silver
Name: Susan M. Silver
Title: Managing Director

THE NORTHERN TRUST COMPANY, as a Bank
By     /s/ Keith L. Burson
Name: Keith L. Burson
Title: Vice President

WESTPAC BANKING CORPORATION, as a
Bank
By     /s/ David Brumby
Name: David Brumby
Title: Executive Director

CHINA CONSTRUCTION BANK
CORPORATION, NEW YORK BRANCH, as a
Bank
By     /s/ Jian "Jack" Ma
Name: Jian "Jack" Ma
Title: Deputy General Manager

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Bank and as a New Bank
By     /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By     /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

STANDARD CHARTERED BANK,
as a Bank and as a New Bank
By     /s/ Brendan Herley
Name: Brendan Herley
Title: Director
Capital Markets

By     /s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager
Credit Documentation Unit, WB Legal-Americas

SCHEDULE I
COMMITMENTS

BANK	COMMITMENT	REVOLVING CREDIT COMMITMENT
Citibank, N.A.	$363,000,000.00	$338,500,000.00
Bank of America, N.A.	$363,000,000.00	$363,000,000.00
JPMorgan Chase Bank, N.A.	$363,000,000.00	$338,500,000.00
Barclays Bank PLC	$286,000,000.00	$266,000,000.00
Société Générale	$286,000,000.00	$266,000,000.00
The Bank of Tokyo - Mitsubishi UFJ, Ltd.	$286,000,000.00	$286,000,000.00
The Royal Bank of Scotland plc	$286,000,000.00	$266,000,000.00
Australia and New Zealand Banking Group Limited	$176,000,000.00	$176,000,000.00
Goldman Sachs Bank USA	$176,000,000.00	$176,000,000.00
Royal Bank of Canada	$176,000,000.00	$165,000,000.00
Toronto Dominion (Texas) LLC	$176,000,000.00	$176,000,000.00
Commerzbank AG, New York and Grand Cayman Branches	$132,000,000.00	$123,500,000.00
BNP Paribas	$132,000,000.00	$121,500,000.00
Deutsche Bank AG, New York Branch	$132,000,000.00	$132,000,000.00
HSBC Bank USA, National Association	$132,000,000.00	$132,000,000.00
ING Bank N.V., Dublin Branch	$132,000,000.00	$132,000,000.00
Lloyds TSB Bank plc	$132,000,000.00	$124,500,000.00
U.S. Bank National Association	$132,000,000.00	$132,000,000.00

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$110,000,000.00	$110,000,000.00
The Northern Trust Company	$99,000,000.00	$99,000,000.00
KBC Bank NV, New York Branch	$66,000,000.00	$62,500,000.00
Standard Chartered Bank	$66,000,000.00	$66,000,000.00
China Construction Bank Corporation, New York Branch	$55,000,000.00	$55,000,000.00
The Bank of New York Mellon	$55,000,000.00	$55,000,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$44,000,000.00	$44,000,000.00
Westpac Banking Corporation	$44,000,000.00	$44,000,000.00
TOTAL	$4,400,000,000.00	$4,250,000,000.00

SCHEDULE II

Restated Schedule 4.01(h) to the Credit Agreement

[attached]

SCHEDULE 4.01(h)
ERISA MATTERS
ERISA Affiliates Solar Turbines Incorporated and Solar Turbines Services Company (collectively, “Solar”) were provided a notice of withdrawal liability assessment by the Stationary Engineers Local 39 Pension Trust Fund (the “Trust Fund”). Solar paid the amounts due under the assessment and made a request for review of the assessment under Section 4219 of ERISA. The Trust Fund responded to Solar's request by recalculating the amount due and refunding an amount to Solar. The matter is now considered resolved.